SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     ------------------------

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       September 21, 2000
                                                 -------------------------------



                     ENERGY CONVERSION DEVICES, INC.
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        (Exact Name of Registrant as Specified in Charter)



        Delaware                         1-8403                 38-1749884
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(State or Other Jurisdiction           File Number            (IRS Employer
of Incorporation)                                           Identification No.)



 1675 West Maple Road, Troy, Michigan                               48084
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code          (248) 280-1900
                                                    ----------------------------



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       (Former name or former address, if changed since last report)

















                         Page 1 of 6 Pages
                      Exhibit Index on Page 3



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      Energy Conversion Devices, Inc., a Delaware corporation ("Registrant"), submits the following report on Form 8-K.

Item 5.  Other Events
-------  ------------

      On September 21, 2000, the Registrant announced that it had formed a 50-50 joint venture, Texaco Ovonic Fuel Cell Company, L.L.C., with Texaco Energy Systems, Inc. to further develop and commercialize the Registrant's Ovonic Regenerative Fuel Cell(TM) technology.

      Attached hereto as Exhibit 99.1 is the press release issued on September 21 by the Registrant and Texaco Energy Systems.





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



                                 EXHIBIT INDEX

Exhibit No.               Description                              Page No.
-----------               -----------                              --------

1.1                  Press Release issued by the Registrant           5
                     and Texaco Energy Systems, Inc. in
                     connection with the formation of Texaco
                     Ovonic Fuel Cell Company, LLC










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



                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ENERGY CONVERSION DEVICES, INC.


                               By: /s/ Nancy M. Bacon
                                   -------------------------------------
                                   Nancy M. Bacon
                                   Senior Vice President


Date: October 4, 2000









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